Fifteenth Amended and Restated

Schedule A

to the

Sub-Administration Agreement

by and between

BMO Asset Management Corp.

(f/k/a Marshall & Ilsley Trust Company, N.A.)

and

UMB Fund Services, Inc.

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement as follows, effective as of the date set forth below:

Names of Funds

BMO Government Money Market Fund

BMO Tax-Free Money Market Fund

BMO Prime Money Market Fund

BMO Institutional Prime Money Market Fund

BMO Short-Term Income Fund

BMO TCH Intermediate Income Fund

BMO Intermediate Tax-Free Fund

BMO Mortgage Income Fund

BMO TCH Corporate Income Fund

BMO TCH Core Plus Bond Fund

BMO Large-Cap Value Fund

BMO Large-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Mid-Cap Growth Fund

BMO Small-Cap Growth Fund

BMO LGM Emerging Markets Equity Fund

BMO Ultra Short Tax-Free Fund

BMO Small-Cap Value Fund

BMO Monegy High Yield Bond Fund

BMO Dividend Income Fund

BMO Pyrford International Stock Fund

BMO Low Volatility Equity Fund

BMO Short Tax-Free Fund

BMO TCH Emerging Markets Bond Fund

BMO In-Retirement Fund

BMO Target Retirement 2020 Fund

BMO Target Retirement 2030 Fund

BMO Target Retirement 2040 Fund

BMO Target Retirement 2050 Fund

BMO Global Low Volatility Equity Fund

BMO Small-Cap Core Fund

BMO Target Retirement 2015 Fund

BMO Target Retirement 2025 Fund

BMO Target Retirement 2035 Fund

BMO Target Retirement 2045 Fund

BMO Target Retirement 2055 Fund

BMO Conservative Allocation Fund

BMO Moderate Allocation Fund

BMO Balanced Allocation Fund

BMO Growth Allocation Fund

BMO Aggressive Allocation Fund

BMO Alternative Strategies Fund

BMO Global Long/Short Equity Fund

BMO Disciplined International Equity Fund

BMO LGM Frontier Markets Equity Fund

In witness whereof, the undersigned have executed this Fifteenth Amended and Restated Schedule A to the Sub-Administration Agreement between BMO Asset Management Corp. (f/k/a Marshall & Ilsley Trust Company, N.A.) and UMB Fund Services, Inc., effective as of the 18th day of May, 2016.

UMB FUND SERVICES, INC.		BMO ASSET MANAGEMENT CORP.

By:	/s/Anthony J. Fischer	By:	/s/ Phillip E. Enochs
	Name:Anthony J. Fischer		Name: Phillip E. Enochs
	Title: President		Title: Chief Executive Officer

BMO ASSET MANAGEMENT CORP.

		By:	/s/ Steven J. Arquilla
Name: Steven J. Arquilla
Title: Chief Operating Officer